UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 4, 2006

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

12220 El Camino Real, Suite 410 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Private Placement

On November 28, 2006, Surge Global Energy, Inc., a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement with each of Gemini Master Fund Limited and Mark C. Fritz, a current stockholder of the Company, for the private placement of an aggregate of 3,000,000 shares of the Company’s common stock at a purchase price of $0.45 per share. The Company also issued to the purchasers warrants to purchase an aggregate of 3,000,000 shares of the Company’s common stock at an exercise price of $0.60 per share and with a term of five years (the “Warrants”) and warrants to purchase an aggregate of 3,000,000 shares of the Company’s common stock at an exercise price of $0.50 per share with a term of six months (the “Greenshoe Warrants”). The exercise price of the warrants is subject to a weighted average anti-dilution adjustment if the Company issues any shares of common stock for a consideration per share below the exercise price then in effect.

Concurrently, the Company entered into a Registration Rights Agreement with each of the purchasers. Pursuant to its terms, the Company agreed to file a registration statement to cover the resale of the shares of common stock and the shares underlying the warrants within 30 days of the agreement and to cause such registration statement to be declared effective by the SEC within 120 days of the agreement. In the event that the Company fails to file the registration statement with the SEC within the filing deadline pursuant to the agreement, or fails to cause the registration statement to be declared effective by the SEC within the effective deadline pursuant to the agreement, the Company agreed to pay to each holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such holder pursuant to the Securities Purchase Agreement for any registrable securities then held by such holder.

The Securities Purchase Agreement, the Registration Rights Agreement, the Warrant, and the Greenshoe Warrant are filed as exhibits to this report and are incorporated herein by reference.

Peace Oil Stock Purchase Agreement

On November 30, 2006, the Company entered into a Stock Purchase Agreement with Cold Flow Energy ULC, a corporation incorporated under the laws of Alberta, Canada (“Cold Flow”), Peace Oil Corp., a corporation incorporated under the laws of Alberta, Canada (“Peace Oil”), and shareholders of Peach Oil (the “Target Shareholders”). Cold Flow is a wholly owned subsidiary of the Company. Pursuant to the terms of the Stock Purchase Agreement, the parties agreed that Cold Flow will purchase all of the issued and outstanding shares of the capital stock of Peace Oil (the “Acquisition”) for a total purchase price of $16,350,000, which consist of $6,350,000 in cash and an aggregate of 8,965,390 exchangeable shares of preferred stock of Cold Flow (the “Exchangeable Shares”). On or before December 4, 2006, Cold Flow agreed to deliver an initial deposit of $150,000, which deposit and any interest earned thereon will be deducted from the cash portion of the purchase price.

The parties agreed that the Acquisition shall close on January 18, 2007, or if Cold Flow deposits into escrow an additional deposit of $450,000 on or before January 18, 2007, which additional deposit and any interest earned thereon will be deducted from the cash portion of the purchase price, then Cold Flow at its option may extend the closing date to March 2, 2007. In addition to the foregoing, the parties may mutually extend or otherwise amend the closing date. Effective at the closing of the Acquisition, Peace Oil will become a wholly owned subsidiary of Cold Flow.

The Stock Purchase Agreements provides that the Company, Cold Flow, and Computershare Trust Company of Canada will enter into a Voting and Exchange Trust Agreement on the closing date and that the Company and Cold Flow will enter into a Support Agreement on the closing date (collectively with the Stock Purchase Agreement, the “Acquisition Agreements”). The Acquisition Agreements provide that each Exchangeable Share is exchangeable into two shares of the Company’s common stock at any time from the closing until five years after the closing. In addition, the Company may redeem all of the then outstanding Exchangeable Shares at any time on or after the third anniversary of the closing date at a redemption price equal to the sum of the market price of two shares of the Company’s common stock plus all declared but unpaid dividends payable to the Exchangeable Shares.

The Stock Purchase Agreement provides a covenant by the Company to file with the SEC a registration statement registering the shares of the Company’s common stock issuable upon exchange of the Exchangeable Shares for resale by the Peace Oil shareholders. In addition, the Stock Purchase Agreement provides for representations and warranties, covenants regarding conduct of the parties prior to closing, and indemnification provisions typical of transactions involving the acquisition of a privately held company.

The Stock Purchase Agreement is filed as an exhibit to this report and is incorporated herein by reference.

On December 1, 2006, the Company issued a press release announcing the Acquisition. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

Kelso Energy Agreement Termination

        Surge Global Energy, Inc., acting through its Board of Directors, has terminated the Kelso Energy, Inc. (now known as COSTA Energy Inc.) February 27, 2006 Farmout Agreement, reducing its current capital obligation by $750,000 for 2007. The Surge Board of Directors has elected to focus exclusively on exploitation opportunities in the Canadian Heavy Oil Sands.

        In March 2006, we entered into a farmout agreement with Kelso Energy for oil and gas exploration of two and a half sections (1,600 acres) in the Keg River Formation, also known as the “Granite Wash,” in the Kitty area of North Central Alberta, Canada with the option to acquire from a 60 per cent to 100 percent working interest in the oil and gas produced from the farmout lands. Pursuant to the farmout agreement, we had  previously exercised our option on April 12, 2006, to elect to drill a test well at an estimated cost of $750,000 during 2007.

Item 3.02    Unregistered Sales of Equity Securities.

The information contained in Item 1.01 regarding the private placement is incorporated herein by reference. The issuance of the shares of common stock and warrants are exempt from registration pursuant to Regulation D promulgated under the Securities Act of 1933, as amended. The Company agreed to pay a finder’s fee of $135,000 in connection with the private placement.

The information contained in Item 1.01 regarding the Peace Oil transaction is incorporated herein by reference. The issuance of the Exchangeable Shares and the subsequent issuance of the shares of the Company’s common stock upon the exchange of the exchangeable shares are exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

10.1	Securities Purchase Agreement by and between the Company and each of Gemini Master Fund Limited and Mark C. Fritz dated November 28, 2006.

10.2	Registration Rights Agreement by and between the Company and each of Gemini Master Fund Limited and Mark C. Fritz dated November 28, 2006.

10.3	Common Stock Purchase Warrants dated November 28, 2006.

10.4	“Greenshoe” Common Stock Purchase Warrants dated November 28, 2006.

10.5	Stock Purchase Agreement among Cold Flow Energy ULC, the Company, Peace Oil Corp., and Shareholders of Peace Oil Corp. dated November 30, 2006.

99.1	Press Release, dated December 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation

Date: December 4, 2006	By:	/s/ William Greene
William Greene
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between the Company and each of Gemini Master Fund Limited and Mark C. Fritz dated November 28, 2006.

10.2	Registration Rights Agreement by and between the Company and each of Gemini Master Fund Limited and Mark C. Fritz dated November 28, 2006.

10.3	Common Stock Purchase Warrants dated November 28, 2006.

10.4	“Greenshoe” Common Stock Purchase Warrants dated November 28, 2006.

10.5	Stock Purchase Agreement among Cold Flow Energy ULC, the Company, Peace Oil Corp., and Shareholders of Peace Oil Corp. dated November 30, 2006.

99.1	Press Release, dated December 1, 2006.